UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-1597419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

121 Woodlands Avenue 5, Singapore	739009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6018-2562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 23, 2024, Seagate Technology Holdings public limited company (the “Company” or “Seagate”) and Seagate Technology LLC, a Delaware limited liability company, Seagate Technology HDD (India) Private Limited, a private company incorporated under the laws of India, and Seagate Singapore International Headquarters Pte. Ltd., a private company incorporated under the laws of Singapore, each a subsidiary of the Company (such subsidiaries, the “Seagate Sellers”), entered into an Asset Purchase Agreement (the “APA”) with Avago Technologies International Sales Pte. Limited, a private company incorporated under the laws of Singapore (“Purchaser”) and a subsidiary of Broadcom Inc. Pursuant to the APA, the Seagate Sellers have sold certain intellectual property, equipment and other assets related to the design, development, and manufacture of their system-on-chip products (the “SoC Operations”) to Purchaser for $600 million in cash, and Purchaser and its affiliates have agreed to offer employment to certain of the Seagate Sellers’ employees engaged in the SoC Operations, all subject to the terms and conditions set forth therein (such transaction, the “Transaction”).

Seagate Technology LLC and Purchaser have also restructured an existing purchasing agreement in connection with this Transaction, with remedies for each party in the event either party fails to comply with its terms, including terminating the relationship prior to its expiration.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the actual terms of such agreement, which will be filed as an exhibit to the Company’s Form 10-Q for the period ending March 29, 2024. A copy of the APA will be provided to give the Company’s shareholders and other security holders information regarding its terms and is not intended to provide any other factual information about the Company, Seagate Sellers, Purchaser or their respective subsidiaries and affiliates. The APA contains representations, warranties and covenants by each of the parties to the APA, which were made only for purposes of the APA and as of specified dates. The representations, warranties and covenants in the APA were made solely for the benefit of the parties to the APA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the APA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seagate Sellers or any other subsidiaries or the SoC Operations. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the APA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements related to the Transaction, the long-term purchasing relationship between Purchaser and the Company and their potential impact on the Company’s results of operations and financial condition; and plans, objectives and strategies for future operations. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” “will continue,” “can,” “could” or the negative of these words, variations of these words and comparable terminology, in each case, intended to refer to future events or circumstances. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are subject to various uncertainties and risks that could cause our actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, risks and uncertainties related to the Transaction and the long-term purchasing relationship between Purchaser and the Company; any adverse impact on the business of the Company as a result of uncertainty surrounding the Transaction; potential obligations and liabilities of the Company and its affiliates relating to the Transaction and the long-term purchasing relationship between Purchaser and the Company, including pursuant to the terms of the APA and other agreements; risks that the long-term purchasing relationship between Purchaser and Company, including the terms thereof, could have adverse impacts on the business of the Company, including its ability to continue to develop, manufacture, and commercialize its data storage products; risks that the Transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; as well as those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest periodic report on Form 10-Q or Form 10-K filed with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this communication, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date: April 23, 2024	By:	/s/ Gianluca Romano
	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer